SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  December 28, 1998

ADVANTA Revolving Home Equity Loan Trust 1998-B

New York                            333-52351                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(619) 674-1800



Item 5.                          Other Events

Information relating to the distributions to Certificate holders for the November, 1998 Monthly Period of the Trust in respect of the Revolving Home Equity Loan Pass-Through Certificates,
Series 1998-B, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                          Financial Statements, Exhibits

                 Exhibit No.                     Exhibit

                              1. Monthly Report for the November, 1998 Monthly
                                 Period relating to the Revolving Home Equity
                                 Loan Trust Certificates Series 1998-B,
                                 Class A issued by the ADVANTA Revolving
                                 Home Equity Loan Trust 1998-B.

                                                 EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the November, 1998 Monthly
                 Period relating to the Revolving Home Equity Loan Loan Pass-Through Certificates, Series 1998-B,
                 Class A issued by the ADVANTA Revolving
                 Home Equity Loan Trust 1998-B.




                                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1998-B

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ William P. Garland
                 William P. Garland
                 Senior Vice President
                 Loan Service Administration



December 31, 1998

                                                 EXHIBIT 1


                 ADVANTA Revolving Home Equity Loan Trust 1998-B

                            Statement to Certificateholders

                 Original        Prior
                 Face            Principal
Class            Value           Balance         Interest        Principal      Total
A-1                    67,500,000       65,982,75           321,9         638,37           960,292.30
A-2                    40,000,000       39,322,82           214,6         415,27           629,907.69

Totals               107,500,000.      105,305,57           536,5      1,053,645        1,590,199.99

                                                 Current         Pass-Through
                 Realized        Deferred        Principal       Rates
Class            Losses          Interest        Balance         Current        Next
A-1                                                    65,344,375      5.322340%       5.904380%
A-2                                                    38,907,558      6.550000%       6.550000%

Totals                                               104,251,933.32

                                 Prior                                                          Current
                                 Principal                                                      Principal
Class            CUSIP           Balance         Interest        Principal      Total           Balance
A-1                 007950AT5          977.522224        4.769147       9.457406            14.2     968.064818
A-2                 007950AU2          983.070717        5.365928      10.381764            15.7     972.688953

Delinquent Loan Information:
                                                                 90+ Days       Loans           Loans
HELOC MORTGAGE LOAN              30-59           60-89           excldg f/c,REO in              in
                                 Days            Days            & Bkrptcy      Bankruptcy      REO
                 Principal Balanc            882,            67,2         238,88
                 % of Pool Balanc         0.8061%         0.0615%        0.2183%         0.0000%        0.0000%
                 Number of Loans               26               4              2               0              0

                                                                 90+ Days       Loans           Loans
HLTV MORTGAGE LOAN               30-59           60-89           excldg f/c,REO in              in
                                 Days            Days            & Bkrptcy      Bankruptcy      REO
                 Principal Balanc              80                                           44,2
                 % of Pool Balanc         0.0734%         0.0000%        0.0000%         0.0404%        0.0000%
                 Number of Loans                3               0              0               1              0

Servicing Fee Due and Payable for Period:                                                                  28,5
Insurance Premiums Due for Period:                                                                         18,4
Indenture Trustee Fee Due for Period:                                                                       1,3
Owner Trustee Fee Due for Period:

Class A-1 Net Funds Cap Carry-Forward Amount:
Unpaid Class A-1 Note Interest Shortfall Amount:
Unpaid Class A-2 Note Interest Shortfall Amount:

The Amount of Insured Payment Made this Period:

Total Substitution Amount
Total Loan Purchase Price Amount

Book Value or REO Properties:

The Step-Down Amount:

HELOC Overcollateralization Amount:                                                                   1,377,601
HLTV Overcollateralization Amount:                                                                    2,410,040

HELOC Accelerated Principal Payment:
HLTV Accelerated Principal Payment:                                                                      415,27

HELOC Overcollateralization Deficit:
HLTV Overcollateralization Deficit:

HELOC Overcollateralization Reduction Amount:
HLTV Overcollateralization Reduction Amount:

HELOC Beginning Pool Balance:                                                                       68,490,754.
HLTV Beginning Pool Balance                                                                         41,775,027.

HELOC Ending Pool Balance                                                                           67,852,379.
HLTV Ending Pool Balance                                                                            41,584,574.





























